                      ASSIGNMENT AND ASSUMPTION AGREEMENT


         ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of October 23, 1995, among WORLD OMNI FINANCIAL CORP., a Florida corporation ("WOFC") and OMNI FINANCIAL SERVICES OF AMERICA, INC., a Delaware corporation, its successors and assigns ("OFSA").

                                  WITNESSETH:

         WHEREAS, WOFC has entered into the following agreements, each as amended from time to time:

         a. Servicing Agreement by and between World Omni Financial Corp. and Gulf States Financial Services, Inc. d/b/a Gulf States Acceptance Company, effective as of the 27th day of May, 1993; and

         b. Sub-Servicing Agreement by and between World Omni Financial Corp. and Gulf States Acceptance Company, d/b/a Gulf States Acceptance Company dated as of the 1st day of September, 1994; and

         c. Sub-Servicing Agreement by and between World Omni Financial Corp. and Gulf States Acceptance Company, d/b/a Gulf States Acceptance Company dated as of the 1st day of April, 1995; and

         d. Servicing Agreement by and between World Omni Financial Corp. and First City Finance, Inc. effective as of the 15th day of May, 1995; and

         e. Amended and Restated Servicing Agreement by and between World Omni Financial Corp. and National Auto Finance Company, LP, effective as of the 15th day of December, 1994; and

         f. Servicing Agreement between World Omni Financial Corp. and First Lenders Indemnity Company, effective as of the 1st day of September, 1995;

(the above agreements collectively referred to as the "Assigned Agreements");

         WHEREAS, WOFC wishes to assign all of its rights and obligations under the Assigned Agreements to OFSA and OFSA wishes to assume such rights and obligations;

         NOW, THEREFORE, in consideration of the premises and covenants herein contained, the parties hereto hereby agree as follows:

         1. For good and valuable consideration, the receipt of which is hereby acknowledged, WOFC hereby assigns, transfers and sets over onto OFSA all the rights, title and interest, powers, privileges and remedies of WOFC in and to the Assigned Agreements and to any and all amounts which may be or become due or owing to WOFC under the Assigned Agreements. In furtherance of the foregoing assignment and transfer, WOFC hereby authorizes and empowers OFSA in OFSA's own name, or in the name of OFSA's nominee or in the name and as attorney for WOFC, hereby irrevocably constituted, to ask, demand, sue for, collect, receive and enforce any and all sums to which WOFC is or may become entitled under the Assigned Agreements, as well as for the purpose of carrying out the terms of this Assignment and Assumption Agreement to take any and all action and to execute any and all instruments which may be necessary to accomplish the purposes of this Assignment and Assumption Agreement, but at the expense and liability and for the sole benefit of OFSA. This power is a power coupled with an interest and shall be irrevocable. OFSA hereby agrees to assume, as of the date of this Agreement, all the duties, liabilities and obligations of WOFC under the Assigned Agreements.

         2. This Assignment and Assumption Agreement may be amended, from time to time, by the parties hereto in writing executed by each of them.

         3. Each party hereto agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party hereto fully to effect the purposes of this Assignment and Assumption Agreement.

         4. This Assignment and Assumption Agreement may be executed in any number of counterparts, each of which counterpart shall be an original, but all of which shall constitute one and the same instrument.

         5. This Assignment and Assumption Agreement shall be construed in accordance with the laws of the state of Florida.

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers duly authorized as of the day and year first above written.

WORLD OMNI FINANCIAL CORP.

By:
   -------------------------------------
Name: Alan Browdy
     -----------------------------------
Title: Vice President
      ----------------------------------
Date: October 23, 1995
     -----------------------------------

OMNI FINANCIAL SERVICES OF AMERICA, INC.

By:
   -------------------------------------
Name: Daryl Smith
     -----------------------------------
Title: President
      ----------------------------------
Date: October 23, 1995
     -----------------------------------

                                       3